Capital management (Tables)	12 Months Ended
Dec. 31, 2025
Capital Management
Schedule of Debt to Capital Ratio

The debt to capital ratios as of December 31, 2025 and 2024 were as follows:

	As of	As of
	December 31, 2025	December 31, 2024
Total borrowings	$12,642,862	$10,037,519
Less: Cash and cash equivalents	(97,669)	(649,106)
Net debt	12,545,193	9,388,413
Total (deficit) equity	(6,777,635)	12,999,263
Total capital	$5,767,558	$22,387,676
Gearing ratio	218%	42%